UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2018

Huttig Building Products, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14982	43-0334550
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Maryville University Dr., Suite 400, St. Louis, MO	63141
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (314) 216-2600

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note.

This Form 8-K/A (this “Form 8-K/A”) is an amendment to the Current Report on Form 8-K of Huttig Building Products, Inc. (the “Company”), dated July 31, 2018 (the “Original Form 8-K”). This Form 8-K/A is being filed solely for the purpose of correcting data provided in the “Condensed Consolidated Statements of Cash Flows” table which was part of the press release furnished as Exhibit 99.1 to the Original Form 8-K. Specifically, in the Original Form 8-K, the figure given for “Total cash used in investing activities” for the six months ended 2017 was misstated, which in turn impacted the figures for “Net increase in cash and equivalents” and “Cash and equivalents, end of period” for the six months ended 2017. Additionally, the line for “Income taxes paid” was omitted from the table in the Original Form 8-K. These errors are corrected in the “Condensed Consolidated Statements of Cash Flows” table furnished as Exhibit 99.1 to this Current Report on Form 8-K/A. No other changes were made to the Original Form 8-K. These corrections had no impact on the “Condensed Consolidated Balance Sheets” or “Condensed Consolidated Statements of Operations” tables furnished as part of the Original Form 8-K.

Item 2.02. Results of Operations and Financial Condition.

On July 31, 2018, the Company issued a corrected version of the “Condensed Consolidated Statements of Cash Flows” table which was part of the press release of the Company announcing financial and operating results for the quarter ended June 30, 2018, which was furnished as Exhibit 99.1 to the Original Form 8-K. A copy of the corrected “Condensed Consolidated Statements of Cash Flows” table is furnished as Exhibit 99.1 to this Current Report on Form 8-K/A.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Huttig Building Products, Inc. and Subsidiary Condensed Consolidated Statements of Cash Flows for the Three and Six Months ended June 30, 2018 and 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Huttig Building Products, Inc.
(Registrant)

Date: July 31, 2018

/s/ Jon P. Vrabely
Jon P. Vrabely
President, Chief Executive Officer, and Interim Chief Financial Officer